EXHIBIT4.3

FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Amendment”) is made and executed, dated for reference purposes as of February 12, 2004, and effective with respect to each provision hereof as of the “Effective Date” specified for such provision in Section 5.1, below (the “Effective Date”), by and among CALLWAVE, INC., a California corporation (the “Company”), and each holder of outstanding shares of the Company’s Preferred Stock (each, an “Investor”), with reference to the following facts:

RECITALS:

A. The Company and those persons (the “Prior Holders”) who then held outstanding shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock (collectively, the “Prior Series”) previously executed that certain “Amended and Restated Investor Rights Agreement” dated as of May 31, 2001 (the “Rights Agreement”), pursuant to which, inter alia, (i) the Company granted certain registration rights to the Prior Holders, (ii) the Prior Holders agreed that their shares of Company capital stock subject to that Rights Agreement would be subject to a “market stand-off” restriction, and (iii) the Company granted certain information rights to the Investors.

B. Concurrently herewith, each person that is executing this Amendment as an “Insight Investor” hereunder (each, an “Insight Investor,” and collectively, the “Insight Investors”) is purchasing certain shares of the Company’s Common Stock and certain shares of the Company’s Series E Preferred Stock (the “Series E Preferred”), and the Company is agreeing that the Insight Investors hereafter may exchange such shares of Series E Preferred for shares of the Company’s Series E-1 Preferred Stock (the “Series E-1 Preferred”).

C. In connection with the Insight Investors’ purchase of the shares of Common Stock and Series E Preferred Stock, the Company has agreed to amend the Rights Agreement in order to confirm that:

(i) The first date for exercise of certain demand registration rights under the Rights Agreement shall be deferred until June 30, 2007;

(ii) As of the date on which any Insight Investor first purchases any shares of the Company’s Series E Preferred, such Insight Investor shall become a party to the Rights Agreement, and thereupon (A) may exercise thereunder with respect to the shares of Series E Preferred that such Insight Investor holds (and any other shares issued upon conversion or exchange thereof) all of the registration rights granted in Section 2 of the Rights Agreement, and (B) shall be entitled to the information rights set forth in Section 3 of the Rights Agreement; and

(iii) As of the date on which this Amendment has been executed by all of the parties to the Rights Agreement, the Insight Investors shall be entitled to exercise with respect to the shares of Series E-1 Preferred (and any other shares issued upon conversion or exchange thereof) that they may hold the registration rights set forth in Section 2 of the Rights Agreement.

C. The parties have agreed to execute this Amendment in order to memorialize their understandings with respect to the foregoing matters.

AGREEMENTS:

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. AMENDMENT OF REGISTRATION RIGHTS

1.1 AMENDMENT OF SECTION 1.6. Section 1.6 of the Rights Agreement is hereby amended in its entirety to read as follows:

1.6 “Preferred Stock” means, collectively, the Company’s (i) Series A Preferred Stock, (ii) Series B Preferred Stock, (iii) Series C Preferred Stock, (iv) Series D Preferred Stock, (v) Series E Preferred Stock, and (vi) Series E-1 Preferred Stock.

1.2 AMENDMENT OF SECTION 2.1. Clause “(i)” of the first paragraph of Section 2.1 of the Rights Agreement is hereby amended by deleting “April 30, 2002” therefrom, and inserting in its place the following: June 30, 2007.

2. INFORMATION RIGHTS TO INSIGHT INVESTORS. Notwithstanding any provision of the Rights Agreement to the contrary, and as an inducement to the Insight Investors to purchase shares of the Company’s capital stock, the Company hereby agrees that each Insight Investor shall be entitled to all of the information rights set forth in Section 3 of the Rights Agreement.

3. JOINDER BY INSIGHT INVESTORS. Each of the Insight Investors is hereby added as a party to the Rights Agreement, effective as of the Effective Date set forth in Section 5.1(a), below, and hereafter:

3.1 SERIES E PREFERRED RIGHTS. May exercise with respect to shares of the Series E Preferred held by such Insight Investor, all rights conferred upon “Investors” in the Rights Agreement with respect to shares of Series E Preferred;

3.2 RESTRICTIONS. Shall be subject to all restrictions imposed upon the “Investors” therein (including the “market stand-off restriction” described therein); and

3.3 SERIES E-1 PREFERRED RIGHTS. May exercise from and after the “Effective Date” specified in Section 5.1(b), below, with respect to shares of the Series E-1 Preferred held by such Insight Investor, all rights conferred upon “Investors” in the Rights Agreement with respect to shares of Series E-1 Preferred.

4. AMENDMENT OF RIGHTS AGREEMENT

4.1 DELETION OF SECTION 2.11. Section 2.11 of the Rights Agreement is hereby deleted in its entirety.

4.2 AMENDMENT OF SECTION 4.7. Section 4.7 of the Rights Agreement is hereby amended to read as follows in its entirety:

4.7 ENTIRE AGREEMENT; AMENDMENTS. This Agreement represents the entire understanding of the parties regarding the subject matter hereof, and supersedes and replaces all prior and contemporaneous understandings of the parties regarding such subject matter. Any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the Company and the holders of a majority of the Registrable

Securities; provided that no amendment or waiver shall be adverse to the rights of any one or more holders of Registrable Securities in a manner different than the manner in which the rights of other holders of Registrable Securities are affected, without the written consent of each such holder whose rights are affected in a more adverse manner. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of Registrable Securities at the time outstanding, each future holder of all such securities, and the Company.

5. MISCELLANEOUS

5.1 EFFECTIVE DATE. This Effective Date of this Amendment shall be as follows:

(a) IMMEDIATE EFFECTIVE DATE. The provisions of Sections 1.2, 2, 3.1, 3.2, and this Section 5 hereof shall be effective as of February 12, 2004.

(b) DELAYED EFFECTIVE DATE. The provisions of Sections 1.1, 3.3 and 4 hereof shall be effective as of the first date on which each Investor that is a party to the Rights Agreement has executed this Amendment.

5.2 COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed in counterparts, each of which shall be binding upon the signatories thereto and all of which, taken together, shall be treated as one and the same instrument, binding on each signatory thereto. A copy of this Amendment that is executed by a party and transmitted to any other party by facsimile shall be binding upon the signatory to the same extent as a copy hereof containing that party’s original signature. Any party executing this Amendment by facsimile agrees, upon the request of any other party, to execute and deliver a counterpart hereof containing that party’s original signature.

5.3 RATIFICATION. Except as expressly modified by the foregoing Sections hereof, the Rights Agreement is hereby ratified and confirmed and remains in full force and effect.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment, effective as of the “Effective Date” set forth above.

“COMPANY:”

CALLWAVE, INC., a California corporation

2/12/04	By	/s/ David F. Hofstatter
Date		David F. Hofstatter, President & CEO

Address, Telephone, and Facsimile for Notices:

CallWave, Inc. ATTN: CEO 136 West Canon Perdido Street Santa Barbara, California 93101 Telephone No.: (805) 690-4111 Facsimile No.: (805) 690-4211

With a copy to:

Reicker, Pfau, Pyle, McRoy & Herman LLP ATTN: Michael E. Pfau, Esq. 1421 State Street, Suite B Santa Barbara, California 93101 Telephone No.: (805) 966-2440 Facsimile No.: (805) 966-3320

[Signatures of Additional Investors appear on following pages.]

“INSIGHT INVESTORS:”

INSIGHT VENTURE PARTNERS IV, L.P.			INSIGHT VENTURE PARTNERS (CAYMAN) IV, L.P.

By	INSIGHT VENTURE ASSOCIATES IV, L.L.C., its General Partner		By	INSIGHT VENTURE ASSOCIATES IV, L.L.C., its Investment General Partner

	By	/s/ Jerry Murdock		By	/s/ Jerry Murdock
		Name & title:			Name & title:

INSIGHT VENTURE PARTNERS IV (CO-INVESTORS), L.P.			INSIGHT VENTURE PARTNERS IV (FUND B), L.P.

By	INSIGHT VENTURE ASSOCIATES IV, L.L.C., its General Partner		By	INSIGHT VENTURE ASSOCIATES IV, L.L.C., its General Partner

				By	/s/ Jerry Murdock
	By	/s/ Jerry Murdock			Name & title:
Name & title:

Address And Facsimile No. for Each Insight Investor:

680 Fifth Avenue New York, New York 10019 Telephone: 212-230-9200 Facsimile: 212-230-9272 Attn: George McCulloch

With a copy to:

O’MELVENY & MYERS LLP 30 Rockefeller Plaza New York, New York 10112 Telephone: 212-408-2400 Facsimile: 212-408-2420 Attn: Ilan S. Nissan, Esq.

[Signatures of Additional Investors appear on following pages.]

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Scott Zelnick		/s/ Julie Zelnick

Investor Signature	Date	Investor Signature	Date

Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Barry Fingerhut	4/13/04	/s/ Douglas Smith	4/13/04

Investor Signature	Date	Investor Signature	Date

Barry Fingerhut		Douglas Smith
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Terry L. Scott	4/12/04	/s/ Cliff R. Schoelle	4/13/04

Investor Signature	Date	Investor Signature	Date

Terry L. Scott		Cliff R. Schoelle
Investor Printed Name		Investor Printed Name

Trustee
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Michael D. Grable	4/12/04	/s/ Diane M. Schoelle	4/13/04

Investor Signature	Date	Investor Signature	Date

Diane M. Schoelle
Investor Printed Name		Investor Printed Name

Trustee
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Albert Vitale	4/16/04	/s/ John D. Markel

Investor Signature	Date	Investor Signature	Date

Albert Vitale		John D. Markel
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Patrick McBrien	4/16/04	/s/ Irwin Lieber	4/10/04

Investor Signature	Date	Investor Signature	Date

Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Charles F. Schwartz	4/14/04	/s/ Christine Schwartz	4/14/04

Investor Signature	Date	Investor Signature	Date

Charles F. Schwartz		Christine Schwartz
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Michael F. Whalen, Jr.	4/13/04	/s/ Dr. Josephine Whalen	4/16/04

Investor Signature	Date	Investor Signature	Date

Michael F. Whalen, Jr.		Dr. Josephine Whalen
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ William J. Kaszeta		/s/ Sandra W. Kaszeta	4/12/04

Investor Signature	Date	Investor Signature	Date

William J. Kaszeta		Sandra W. Kaszeta
Investor Printed Name		Investor Printed Name

Trustee		Trustee
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ M. H. Gray	4/9/04	/s/ G. Dale Gray and Mary Gray	4/9/04

Investor Signature	Date	Investor Signature	Date

M. H. Gray		G. Dale Gray and Mary Gray
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Robert V. D’Aiello	4/11/04	/s/ Marie Ann D’Aiello	4/11/04

Investor Signature	Date	Investor Signature	Date

Robert V. D’Aiello		Marie Ann D’Aiello
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ JoEtta McClintock	4/12/04	/s/ RM Crill

Investor Signature	Date	Investor Signature	Date

RM Crill
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ FW Albershardt	5/6/04	/s/ Joan S. Albershardt	5/6/04

Investor Signature	Date	Investor Signature	Date

Fritz W. Albershardt		Joan S. Albershardt
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Kelly Masuda	4/8/04	/s/ Monica Masuda	4/8/04

Investor Signature	Date	Investor Signature	Date

Kelly Masuda		Monica Masuda
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Abood Family Trust	4/12/04

Investor Signature	Date	Investor Signature	Date

Nick Abood
Investor Printed Name		Investor Printed Name

Trustee
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ David L. Oster	4/11/04	/s/ Nancy M. Oster	4/11/04

Investor Signature	Date	Investor Signature	Date

David L. Oster		Nancy M. Oster
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Bradley I. Sobel	4/9/04	/s/ Howard Sobel	4/10/04

Investor Signature	Date	Investor Signature	Date

Bradley I. Sobel		Howard Sobel
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Scott C. Brittingham	4/12/04	/s/ Michael S. Nicassio	4/9/04

Investor Signature	Date	Investor Signature	Date

Scott C. Brittingham		Michael S. Nicassio
Investor Printed Name		Investor Printed Name

Trustee
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Michael S. Nicassio	4/9/04	/s/ Kurt E. Albershardt	4/9/04

Investor Signature	Date	Investor Signature	Date

Michael S. Nicassio		Kurt E. Albershardt
Investor Printed Name		Investor Printed Name

Trustee Nicassio Family Trust
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Thomas Murphy	4/10/04	/s/ David McClintock	4/13/04

Investor Signature	Date	Investor Signature	Date

Thomas Murphy		David McClintock
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Andrew Winchester	4/14/04	/s/ Sunil Kripalani	4/18/04

Investor Signature	Date	Investor Signature	Date

Andrew Winchester		Sunil Kripalani
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Warren Bloss	4/18/04	/s/ Lorraine Ivanditto-Bloss

Investor Signature	Date	Investor Signature	Date

Warren Bloss		Lorraine Ivanditto-Bloss
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Todd A. Rowley	4/17/04	/s/ John Petote	4/20/04

Investor Signature	Date	Investor Signature	Date

Todd A. Rowley		John Petote
Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Ian Mausner	4/16/04	/s/ James Thomas McClintock	4/22/04

Investor Signature	Date	Investor Signature	Date

Ian Mausner, Trustee		James Thomas McClintock
Investor Printed Name		Investor Printed Name

The Enterprise Trust
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Michael A. Kramer	4/18/04	/s/ M. Oristano

Investor Signature	Date	Investor Signature	Date

Alda Limited Partnership
Investor Printed Name		Investor Printed Name

President of General Partner
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Matthew Oristano	4/26/04	/s/ Matthew Oristano	4/26/04

Investor Signature	Date	Investor Signature	Date

Matthew Oristano		Oristano Foundation
Investor Printed Name		Investor Printed Name

VP-Treasurer
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ Matthew Oristano	4/26/04	/s/ Maureen Laughlin	4/23/04

Investor Signature	Date	Investor Signature	Date

OREOS3 LP		Maureen Laughlin
Investor Printed Name		Investor Printed Name

General Partner		Trustee
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

/s/ Palmer Jackson	5/5/04	/s/ John Vidovich	5/3/04

Investor Signature	Date	Investor Signature	Date

Palmer Jackson		John Vidovich
Investor Printed Name		Investor Printed Name

DeAnza Properties
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

[Investor Signature Page to First Amendment to Amended and Restated Investor Rights Agreement.]

/s/ John Vidovich	5/3/04

Investor Signature	Date	Investor Signature	Date

John Vidovich
Investor Printed Name		Investor Printed Name

General Partner—VG Investments
Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )

Investor Signature	Date	Investor Signature	Date

Investor Printed Name		Investor Printed Name

Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)		Title of Person Signing (for Investors that are entities or fiduciaries) (e.g., “Trustee”)

Address and Facsimile Number for Notices:		Address and Facsimile Number for Notices:

Telephone No.: ( )		Telephone No.: ( )
Facsimile No.: ( )		Facsimile No.: ( )